SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 13, 2003

                                  JACLYN, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        1-5863                  22-143205304
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


    635 59th Street
West New York, New Jersey                                     07093
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(Address of Principal Executive Offices)                    (Zip Code)


      (Registrant's telephone number, including area code): (201) 868-9400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.
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              Exhibit No.       Description
              -----------       -----------

                 99             Press Release of the Company dated
                                November 13, 2003.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         On November 13, 2003, Jaclyn, Inc. (the "Company") issued a press release announcing its financial results for the three-month period ended September 30, 2003. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference herein.

      The information contained in this Current Report on Form 8-K is being furnished to the Commission, shall not be considered "filed" with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, shall not be subject to the requirements of Item 10 of Regulation S-K, and shall not be incorporated by reference into any registration statement, proxy statement, or other report under the Securities Act of 1933, as amended, or under the Exchange Act, except as specifically set forth in such statement or report.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2003             JACLYN, INC.


                                    By: /s/ Anthony C. Christon
                                        ----------------------------------------
                                        Anthony C. Christon,
                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
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    99            Press Release of the Company dated November 13, 2003.


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